UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2005

AETHER SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27707	52-2186634

(Commission File Number)	(IRS Employer Identification No.)

621 E. Pratt Street, Suite 601, Baltimore, MD	21202

(Address of Principal Executive Offices)	(Zip Code)

(443) 573-9400

(Registrant’s Telephone Number, Including Area Code)

11500 Cronridge Drive, Suite 110, Owings Mills, Maryland 21117

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Earnings and Financial Condition

On February 17, 2005, Aether Systems, Inc. issued a press release announcing earnings for the fiscal year and fourth quarter ended December 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein. This Current Report on Form 8-K and the press release attached hereto are being furnished by Aether pursuant to Item 2.02 of Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release of Aether Systems, Inc., dated February 17, 2005.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on February 17, 2005.

AETHER SYSTEMS, INC.
/s/ David C. Reymann
By: David C. Reymann
Its: Chief Financial Officer